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                                                                    EXHIBIT 23.1

                         CONSENT OF ARTHUR ANDERSEN LLP

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports included in AppNet's Registration Statement on Form S-1 File No. 333-75205.



                                         /s/ Arthur Andersen LLP

July 12, 1999